SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549



                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 1, 2002



                     Stratus Properties Inc.
     (Exact name of registrant as specified in its charter)

    Delaware                0-19989                72-1211572
 (State or other          (Commission            (IRS Employer
 jurisdiction of          File Number)           Identification
 incorporation or                                   Number)
   organization)

                 98 San Jacinto Blvd., Suite 220
                       Austin, Texas 78701
            (address of principal executive offices)

 Registrant's telephone number, including area code:  (512) 478-5788



Item 5.   Other Events and Regulation FD Disclosure.

Stratus Properties Inc. announces the completion of the redemption of its mandatorily redeemable preferred stock, the acquisition and sale of certain property interests and the conclusion of its business relationship with Olympus
Real Estate Corporation (Exhibit 99.1).



                            SIGNATURE
                       ------------------

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              Stratus Properties Inc.


                              By:   /s/ C. Donald Whitmire, Jr.
                                   ------------------------------
                                        C. Donald Whitmire, Jr.
                                      Vice President -Controller
                                      (authorized signatory and
                                     Principal Accounting Officer)

Date:  March 1, 2002



                         Stratus Properties Inc.
                               Exhibit Index

Exhibit
Number
99.1      Press Release dated March 1, 2002 "Stratus
          Properties Inc. Announces Completion of Preferred Stock
          Redemption And Acquisition and Sale of Certain
          Properties".